UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 24, 2018

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the "Company") was held on April 24, 2018 ("Annual Meeting").

(b)
There were a total of 32,624,810 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,686,825 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company's Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  Except as otherwise noted below, the following individuals were elected as directors for three year terms:

	FOR		Against		WITHHELD		Broker Non- Votes
	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes	Percentage of shares present	Number of votes
Roberto R. Herencia	28,803,145	98.64	384,784	1.32	11,487	0.04	1,487,408
John R. Layman	28,759,848	98.49	425,844	1.46	13,724	0.05	1,487,408
David I. Matson	29,021,103	99.40	163,299	0.56	15,014	0.05	1,487,408
Kevin F. Riordan	29,080,369	99.60	99,831	0.34	19,217	0.07	1,487,408
Terry Schwakopf	29,079,656	99.60	98,364	0.34	21,396	0.07	1,487,408
Gordon E. Budke (1)	28,916,722	99.03	272,830	0.93	9,865	0.03	1,487,408
________
(1) Elected for a one year term

Based on the votes set forth above, Directors. Herencia, Layman, Matson, Riordan and Schwakopf were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2021, and until their respective successors have been duly elected and qualified. Mr. Budke was duly elected to serve as a director of the Company for a one year term expiring at the annual meeting of shareholders in 2019, and until his respective successor has been duly elected and qualified.

The terms of Directors Robert D. Adams, Connie R. Collingsworth, Brent A. Orrico, Gary Sirmon, Mark J. Grescovich, David A. Klaue and Merline Saintil continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
28,383,411	710,712	105,293	1,487,408

Based on the votes set forth above, the compensation of the Company's named executive officers was approved by shareholders.

Proposal 3.  Adoption of the Banner Corporation 2018 Omnibus Incentive Plan.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,447,802	8,705,522	46,092	1,487,408

Based on the votes set forth above, the Banner Corporation 2018 Omnibus Incentive Plan was approved by shareholders.

Proposal 4.  Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent auditors for the year ending December 31, 2018.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
30,498,491	170,361	17,972	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company's independent auditors to serve for the year ended December 31, 2018 was duly ratified by the shareholders.

(c) None.

(d) Not applicable.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1       Press Release of Banner Corporation dated April 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 25, 2018	By: /s/Lloyd W. Baker
Lloyd W. Baker
Executive Vice President and Chief Financial Officer